POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Meyer Eisenberg, or Joanne Doldo, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee of The FBR Family of Funds, a Delaware business trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective and post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any
amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 13th day of December, 1996.

                                                   /s/ Patrick J. Keeley
                                                   ---------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Meyer Eisenberg, or Joanne Doldo, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee of The FBR Family of Funds, a Delaware business trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective and post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any
amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 13th day of December, 1996.

                                                   /s/ Thomas D. Eckert

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Meyer Eisenberg, or Joanne Doldo, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee of The FBR Family of Funds, a Delaware business trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective and post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any
amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 13th day of December, 1996.

                                                   /s/ Mark S. Ordan
                                                   -----------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Meyer Eisenberg, or Joanne Doldo, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee of The FBR Family of Funds, a Delaware business trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective and post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any
amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 13th day of December, 1996.

                                                   /s/ Eric F. Billings
                                                   --------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Meyer Eisenberg, or Joanne Doldo, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee of The FBR Family of Funds, a Delaware business trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective and post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any
amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 13th day of December, 1996.

                                                   /s/ W. Russell Ramsey
                                                   ---------------------